UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 8, 2024

Yijia Group Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-218733	35-2583762
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 E Broadway, Suite 603, New York, NY 10002

(Address of principal office)

+1-919-869-0279

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 8, 2024, Qiuping Lu resigned from her position as the CFO of Yijia Group Corp (the “Company”). Ms. Lu’s resignation was not a result of any disagreements with the Company on any matter relating to its operations, policies or practices.

Effective as of January 8, 2024, the Board appointed Dr. Steve Niu as the CFO of the Company, until the next annual meeting of the Company’s stockholders, and until his successor is elected and qualified or until his prior death, resignation or removal. Dr. Niu’s compensation has been established at $5,000 per month, payable in the form of the common stock of the Company at $1 per share, amounting to 5,000 shares per month, with distribution after the completion of one year of service.

Dr. Steve Niu, age 61, has served as the President of Triangle Accounting, Inc. since 2001. He specializes in U.S. federal and state taxation, international taxation, and foreign income consulting. He has also been a professor at Shaw University since 2001. He earned his Ph.D. and Master’s degree in Computer Information Systems from Carleton University, Canada, in 2001 and 1998, respectively. In 1984, he graduated from Xi’an University of Science and Technology with a Bachelor’s degree in Mining Engineering. Dr. Niu is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Dr. Niu and any other persons pursuant to which he was appointed as Director and executive officer of the Company.

Item 8.01 Other Events.

On November 9, 2023, the Company founded Nutripeak Trading Corporation, a wholly owned subsidiary incorporated in Nevada. Nutripeak Trading Corporation was established with the purpose of manufacturing and marketing healthcare products.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2024

YIJIA Group Corp.

By:	/s/ Qiuping Lu
Qiuping Lu
Chief Executive Officer and Director (Principal Executive Officer)

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